                               ARTICLES OF MERGER

                                       OF

            GREAT DANE TRAILERS INDIANA, INC., a Delaware corporation

                                      INTO

                GREAT DANE TRAILERS, INC., a Georgia corporation

            The undersigned corporations, pursuant to the provisions of Title 14, Section 14-2-1107 of the Official Code of Georgia Annotated, as amended, thereby execute the following Articles of Merger.

                               ARTICLE ONE

            The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized are as follows:


NAME OF CORPORATION                           STATE OF INCORPORATION
- -------------------                           ----------------------

Great Dane Trailers Indiana, Inc.                     Delaware
Great Dane Trailers, Inc.                             Georgia

                               ARTICLE TWO

            The laws of Delaware, the State under which such foreign corporation is organized, permit such merger.

                              ARTICLE THREE

            The name of the surviving corporation shall be GREAT DANE TRAILERS, INC. (the "Surviving Corporation"), and it shall be governed by the laws of the State of Georgia.

                              ARTICLE FOUR

            The Plan of Merger attached hereto and made a part hereof as Exhibit A was approved by the Board of Directors of the Surviving Corporation in the manner prescribed by the Official Code of Georgia Annotated and was approved by the undersigned foreign corporation (the "Merging Corporation"), in the manner prescribed by the laws of the State of Delaware.

                              ARTICLE FIVE


            The Plan of Merger was duly adopted by the joint written consent of all of the members of the Board of Directors and the sole shareholder of the Merging Corporation on the 19th day of March, 1990, and by the written consent of all of the members of the Board of Directors of the Surviving Corporation, without approval of its sole shareholder, on the 19th day of March, 1990.

                               ARTICLE SIX

            All provisions of the laws of the State of Georgia and the State of Delaware, applicable to the proposed merger, have been complied with.

                              ARTICLE SEVEN

            The merger shall be effective on the 30 day of March, 1990, at 9:00 A.M.

            IN WITNESS WHEREOF, each of the undersigned corporations has caused these Articles of Merger to be executed in its name by its President and attested to by its Secretary, on this 19 day of March, 1990.


                                    GREAT DANE TRAILERS INDIANA, INC.

                                    By:  /s/  Fred T. Mote
                                       ------------------------------
                                              Fred T. Mote, President
[CORPORATE SEAL]
                                    Attest:/s/  Daniel J. O'Connor,
                                           --------------------------
                                           Daniel J. O'Connor,
                                           Secretary

                                    GREAT DANE TRAILERS, INC.

                                    BY:  /s/  Harvey Granger, Jr.
                                       ----------------------------
                                              Harvey Granger, Jr.
                                              President
[CORPORATE SEAL]
                                    Attest:  /s/ Daniel J. O'Conner
                                             ----------------------
                                             Daniel J. O'Connor,
                                             Secretary

                                 EXHIBIT A
STATE OF GEORGIA        )
                        )
COUNTY OF CHATHAM       )
                             PLAN OF MERGER

            THIS PLAN OF MERGER (this "Plan") is made and entered into this 19th day of March, 1990, by and among GREAT DANE TRAILERS INDIANA, INC., a Delaware corporation ("Great Dane Trailers Indiana") and GREAT DANE TRAILERS, INC., a Georgia corporation ("Great Dane Trailers" or "Survivor Corporation"); (Great Dane Trailers Indiana is hereinafter sometimes called the "Subsidiary Corporation.")

                          W I T N E S S E T H:

            WHEREAS, Great Dane Trailers is the record owner of all of the issued and outstanding shares of the capital stock of the Subsidiary Corporation; and


            WHEREAS, the directors of Great Dane Trailers and the directors of the Subsidiary Corporation have determined that it is in the best interests of Great Dane Trailers and the Subsidiary Corporation that the Subsidiary Corporation be merged into Great Dane Trailers.


            NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants contained herein, Great Dane Trailers and the Subsidiary Corporation agree as follows:


            1. The Subsidiary Corporation shall be merged into Great Dane Trailers at the effective date (as hereinafter defined) and thereafter shall be and exist as a single corporation under the applicable provisions of the laws of the State of Georgia and the laws of the State of Delaware, and the parties hereto adopt and agree to the following terms and conditions relating to the merger and the mode of carrying the same into effect, by the transfer to Great Dane Trailers of all of the assets of the Subsidiary Corporation, subject to all of the liabilities and obligations of the Subsidiary Corporation including the Industrial Revenue Bonds Series A and B issued in 1985 in the name of Timpte Industries Project and subsequently transferred to and assumed by the Subsidiary Corporation on October 18, 1988, with simultaneous guarantee by Great Dane Trailers on such date (the "Bond Issue"), all of which liabilities and obligations Great Dane Trailers shall assume, in complete cancellation of all of the issued and outstanding stock of the Subsidiary Corporation:


            (a) The merger is conditioned upon the directors of Great Dane Trailers and of the Subsidiary Corporation agreeing to adopt this Plan, in accordance with the applicable provisions of the laws of the State of Georgia and the laws of the State of Delaware.

            (b) Upon adoption of this Plan and the obtaining of directors' approval as provided in paragraph (a) above, Articles of Merger shall be filed and recorded in accordance with the laws of the State of Georgia and the laws of the State of Delaware. The merger shall be effective on March 30, 1990, at 9:00 A.M., which date is hereinafter referred to as the "Effective Date."

            (c) On the Effective Date, the separate existence of the Subsidiary Corporation shall cease, and the Subsidiary Corporation shall be merged into Great Dane Trailers which, as the Survivor Corporation, shall possess all of the rights, privileges, powers and franchises, of a public as well as of a private nature, and be subject to all of the restrictions, disabilities and duties of the Subsidiary Corporation; and all and singular, the rights, privileges, powers and franchises of the Subsidiary Corporation, and all property, real, personal and mixed and all debts due to the Subsidiary Corporation on whatever account, and all other things in action belonging to such Subsidiary Corporation, shall be vested in the Survivor Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Survivor Corporation as same was of the Subsidiary Corporation, and the title to any real estate vested by deed or otherwise, under the pertinent state laws or any other jurisdiction, and of the Subsidiary Corporation, shall not revert or be in any way impaired; but all rights of creditors including the bondholders of the Bond Issue, and all liens upon any property of the Subsidiary Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Subsidiary Corporation shall thenceforth attach to the Survivor Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of the Subsidiary Corporation and the corresponding officers of the Survivor Corporation, may, in the name of the Subsidiary Corporation, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other action as the Survivor Corporation may deem necessary or desirable in order to vest, perfect or confirm in the Survivor Corporation title to and possession of all of the Subsidiary Corporation's property, rights, privileges, powers, franchises, immunities and interests and otherwise to carry out the purposes of this Plan.



      2. The name of the Survivor Corporation from and after the Effective Date shall be GREAT DANE TRAILERS, INC.

      3. (a) The Articles of Incorporation of Great Dane Trailers as in effect on the date hereof shall from and after the Effective Date be and continue to be the Articles of Incorporation of the Survivor Corporation until changed or amended as provided by law.


            (b) The Bylaws of Great Dane Trailers as in effect on the date hereof shall from and after the Effective Date be and continue to be the Bylaws of the Survivor Corporation until amended as provided therein.


            4. The number, names and addresses of the directors and officers of the Surviving Corporation, who shall hold office until their successors are elected and shall qualify, according to the Bylaws of the Survivor Corporation, are:

      DIRECTORS:        David R. Markin
      ----------        2016 N. Pitcher St.
                        Kalamazoo, MI  49007

                        Allan R. Tessler
                        2016 N. Pitcher St.
                        Kalamazoo, MI     49007

                        Martin L. Solomon
                        2016 N. Pitcher St.
                        Kalamazoo, MI  49007

                        Wilmer J. Thomas, Jr.
                        2016 N. Pitcher St.
                        Kalamazoo, MI  49007

      OFFICERS:         Harvey Granger, Jr., President
      ---------         P. O. Box 67
                        East Lathrop Avenue
                        Savannah, GA  31402

                        H. T. Skipper, Jr., Executive Vice
                             President
                        P.O. Box 67
                        East Lathrop Avenue
                        Savannah, GA  31402

                        Allan R. Tessler, Vice President
                        P. O. Box 67
                        East Lathrop Avenue
                        Savannah, GA  31402

                        Daniel J. O'Connor, Secretary
                        P.O. Box 67
                        East Lathrop Avenue
                        Savannah, GA  31402.



            5. The number of shares of authorized capital stock of the Survivor Corporation is 200 shares of common stock of no par value, of which 100 shares are issued and outstanding.


            6. The capital stock of the Subsidiary Corporation shall be completely canceled, and that of Great Dane Trailers shall be unaffected by the merger.


            7. The Subsidiary Corporation agrees that its business enterprise and related activities shall continue after the Effective Date of the merger.
In this respect, the assets owned by the Subsidiary Corporation prior to the merger shall be owned by the Survivor Corporation after the merger, and there shall be no sale or other disposition of such assets or termination of business activities in respect of such merger or thereafter, except in the ordinary course of business, and as set forth in the following paragraph no. 8.

            8. Those certain assets and properties owned by the Subsidiary Corporation commonly known as the assets and properties of the Wayne, Nebraska manufacturing plant, formerly Timpte Industries, after being transferred to and assumed by the Survivor Corporation as a result of this merger, will immediately be transferred to Great Dane Trailers Nebraska, Inc., a wholly-owned subsidiary of the Survivor Corporation and such transfer will be subject to all liabilities and obligations on those certain assets and properties, all as contemplated by
Section 351, 368(a)(1)(A) and 368(a)(2)(C) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder; and Great Dane Trailers Nebraska, Inc., shall become responsible for and pay when due, all the liabilities and obligations of the Survivor Corporation to which those certain assets and properties are subject, including but not limited to the Bond Issue, which liabilities and obligations will remain in effect upon the completion of such transfer, but in no event shall Great Dane Trailers become removed as a primary obligor on all such liabilities and obligations.


            9.    (a)   This Plan may be terminated and the proposed merger
abandoned at any time before the Effective Date, whether before or after approval by the directors of Great Dane Trailers or of the Subsidiary Corporation, if the Board of Directors of Great Dane Trailers or of the Subsidiary Corporation duly adopts a resolution abandoning same.

            (b) For the convenience of the parties hereto and to facilitate the filing of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.


            IN WITNESS WHEREOF, GREAT DANE TRAILERS INDIANA, INC., AND GREAT DANE TRAILERS, INC., have caused this PLAN OF MERGER to be executed by their respective duly authorized officers and their respective corporate seals to be affixed hereto, on the date first above written.

                                    GREAT DANE TRAILERS INDIANA, INC.

                                    By:    /s/  Fred T. Mote
                                       ------------------------------
                                           Fred T. Mote, President
[CORPORATE SEAL]
                                    Attest:/s/  Daniel J. O'Conner,
                                           --------------------------
                                                Daniel J. O'Connor,
                                                Secretary

                                    GREAT DANE TRAILERS, INC.

                                    BY:  /s/  Harvey Granger, Jr.
                                       --------------------------
                                              Harvey Granger, Jr.
                                              President
[CORPORATE SEAL]
                                    Attest:  /s/ Daniel J. O'Conner
                                           ------------------------
                                             Daniel J. O'Connor,
                                             Secretary

STATE OF GEORGIA        )
                        )
COUNTY OF CHATHAM       )

                      CERTIFICATE AS TO PUBLICATION

            THIS is to certify that (i) the undersigned is the duly elected and acting Secretary of Great Dane Trailers, Inc., and (ii) pursuant to O.C.G.A,
Section 14-2-1105.1(a), a request for publication of a notice of intent to file the Articles of Merger of Great Dane Trailers, Inc., and payment therefor, have been made as required by O.C.G.A. Section 14-2-1105.1(b).

            WITNESS my hand and seal, this 26 day of March, 1990.

                                 /s/  Daniel J. O'Connor   (L.S.)
                              -----------------------------
                              Daniel J. O'Connor, Secretary
                              Great Dane Trailers, Inc.

                            ARTICLES OF MERGER

                                     OF

GREAT DANE TRAILER SALES, INC., a Delaware corporation
GREAT DANE ATLANTA, INC., a Delaware Corporation
GREAT DANE BIRMINGHAM, INC., a Delaware corporation
GREAT DANE CHARLOTTE, INC., a Delaware corporation
GREAT DANE COLUMBUS, INC., an Ohio corporation
GREAT DANE HOUSTON, INC., a Texas corporation
GREAT DANE INDIANAPOLIS, INC., a Delaware corporation
GREAT DANE JACKSONVILLE, INC. a Delaware corporation
GREAT DANE KNOXVILLE, INC., a Tennessee corporation
GREAT DANE LANCASTER, INC., a Delaware corporation
GREAT DANE MEMPHIS, INC., a Tennessee corporation
GREAT DANE MIAMI, INC., a Delaware corporation
GREAT DANE NASHVILLE, INC., a Tennessee corporation
GREAT DANE ORLANDO, INC., a Florida corporation
GREAT DANE RICHMOND, INC., a Virginia corporation
GREAT DANE SPRINGDALE, INC., an Arkansas corporation
GREAT DANE TAMPA, INC., a Delaware corporation

                                    INTO

GREAT DANE TRAILERS, INC., a Georgia corporation

            The undersigned corporations, pursuant to the provisions of Title 14, Section 14-2-217 of the Official Code of Georgia Annotated, as amended, thereby execute the following Articles of Merger.

                               ARTICLE ONE

            The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized are as follows:

NAME OF CORPORATION                     STATE OF INCORPORATION
- -------------------                     ----------------------
Great Dane Trailer Sales, Inc.                    Delaware
Great Dane Atlanta, Inc.                          Delaware
Great Dane Birmingham, Inc.                       Delaware
Great Dane Charlotte, Inc.                        Delaware
Great Dane Columbus, Inc.                         Ohio
Great Dane Houston, Inc.                          Texas
Great Dane Indianapolis, Inc.                     Delaware
Great Dane Jacksonville, Inc.                     Delaware
Great Dane Knoxville, Inc.                        Tennessee
Great Dane Lancaster, Inc.                        Delaware
Great Dane Memphis, Inc.                          Tennessee
Great Dane Miami, Inc.                            Delaware

Great Dane Nashville, Inc.                        Tennessee
Great Dane Orlando, Inc.                          Florida
Great Dane Richmond, Inc.                         Virginia
Great Dane Springdale, Inc.                       Arkansas
Great Dane Tampa, Inc.                            Delaware
Great Dane Trailers, Inc.                         Georgia

                               ARTICLE TWO

            The laws of Delaware, Ohio, Texas, Tennessee, Florida, Virginia and Arkansas, the States under which such foreign corporations are organized, permit such merger.

                             ARTICLE THREE

            The name of the surviving corporation shall be GREAT DANE TRAILERS, INC. (the "Surviving Corporation"), and it shall be governed by the laws of the State of Georgia.

                              ARTICLE FOUR

            The Plan of Merger attached hereto and made a part hereof was approved by the Board of Directors of the Surviving Corporation in the manner prescribed by the Official Code of Georgia Annotated and was approved by each of the undersigned foreign corporations (the "Merging Corporations"), in the manner prescribed by the laws of the States under which each such Merging Corporation is organized.

                              ARTICLE FIVE

            The Plan of Merger was duly adopted by the written consent of the sole shareholder of each of the Merging Corporations on the 30th day of May, 1989, and by the unanimous written consent of the Board of Directors of the Surviving Corporation, without approval of its sole shareholder, on the 30th day of May, 1989.

                               ARTICLE SIX

            All provisions of the laws of the State of Georgia and the States of Delaware, Ohio, Texas, Tennessee, Florida, Virginia and Arkansas, applicable to the proposed merger, have been complied with.

                              ARTICLE SEVEN

            The merger shall be effective on the 1st day of July, 1989, at

12:00 A.M.

            IN WITNESS WHEREOF, each of the undersigned corporations has caused these Articles of Merger to be executed in its name by its President or Executive Vice President and attested to by its Secretary, on this 21st day of JUNE, 1989.

                                    GREAT DANE TRAILER SALES, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       ----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE ATLANTA, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       ----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE BIRMINGHAM, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE CHARLOTTE, INC.



                                    By:  /s/ Henry T. Skipper, Jr.
                                       ----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]

                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE COLUMBUS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE HOUSTON, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE INDIANAPOLIS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE JACKSONVILLE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                          Henry T. Skipper, Jr.,
                                          President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE KNOXVILLE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary


                                    GREAT DANE LANCASTER, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE MEMPHIS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE MIAMI, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       ----------------------------
                                          Henry T. Skipper, Jr.,
                                          President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE NASHVILLE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE ORLANDO, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE RICHMOND, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE SPRINGDALE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE TAMPA, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE TRAILERS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

STATE OF GEORGIA        )
                        )
COUNTY OF CHATHAM       )

                             PLAN OF MERGER


            THIS PLAN OF MERGER (this "Plan") is made and entered into this 21 day of June, 1989, by and among GREAT DANE TRAILER SALES, INC., a Delaware corporation ("Great Dane Trailer Sales"); GREAT DANE ATLANTA, INC., a Delaware corporation ("Great Dane Atlanta"); GREAT DANE BIRMINGHAM, INC., a Delaware corporation ("Great Dane Birmingham"); GREAT DANE CHARLOTTE, INC., a Delaware corporation ("Great Dane Charlotte"); GREAT DANE COLUMBUS, INC., an Ohio corporation ("Great Dane Columbus"); GREAT DANE HOUSTON, INC., a Texas corporation ("Great Dane Houston"); GREAT DANE INDIANAPOLIS, INC., a Delaware corporation ("Great Dane Indianapolis"); GREAT DANE JACKSONVILLE, INC., a Delaware corporation ("Great Dane Jacksonville"); GREAT DANE KNOXVILLE, INC., a Tennessee corporation ("Great Dane Knoxville"); GREAT DANE LANCASTER, INC., a Delaware corporation ("Great Dane Lancaster"); GREAT DANE MEMPHIS, INC., a Tennessee corporation ("Great Dane Memphis"); GREAT DANE MIAMI, INC., a Delaware corporation ("Great Dane Miami"); GREAT DANE NASHVILLE, INC., a Tennessee corporation ("Great Dane Nashville"); GREAT DANE ORLANDO, INC., a Florida corporation ("Great Dane Orlando") GREAT DANE RICHMOND, INC., a Virginia corporation ("Great Dane Richmond"); GREAT DANE SPRINGDALE, INC., an Arkansas corporation ("Great

Dane Springdale"); GREAT DANE TAMPA, INC., a Delaware corporation ("Great Dane Tampa"); AND GREAT DANE TRAILERS, INC., a Georgia corporation ("Great Dane Trailers" or "Survivor Corporation"); (Great Dane Trailer Sales, Great Dane Atlanta, Great Dane Birmingham, Great Dane Charlotte, Great Dane Columbus, Great Dane Houston, Great Dane Indianapolis, Great Dane Jacksonville, Great Dane Knoxville, Great Dane Lancaster, Great Dane Memphis, Great Dane Miami, Great Dane Nashville, Great Dane Orlando, Great Dane Richmond, Great Dane Springdale and Great Dane Tampa are hereinafter sometimes called the "Subsidiary Corporations.")


                           W I T N E S E T H:


            WHEREAS, Great Dane Trailers is the record owner of all of the issued and outstanding shares of the capital stock of each of the Subsidiary Corporations; and


            WHEREAS, the directors of Great Dane Trailers and the directors of each of the Subsidiary Corporations have determined that it is in the best interests of Great Dane Trailers and the Subsidiary Corporations that the Subsidiary Corporations be merged into Great Dane Trailers.


            NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants contained herein, Great Dane Trailers and each of the Subsidiary Corporations agree as follows:


            1. The Subsidiary Corporations shall be merged into Great Dane Trailers at the effective date (as hereinafter defined) and thereafter shall be and exist as a single corporation under the applicable provisions of the laws of the State of Georgia and the laws of the State under which each of the Subsidiary Corporations is organized, and the parties hereto adopt and agree to the following terms and conditions relating to the merger and the mode of carrying the same into effect, by the transfer to Great Dane Trailers of all of the assets of the Subsidiary Corporations, subject to all of the liabilities and obligations of the Subsidiary Corporations which liabilities and obligations Great Dane Trailers shall assume, in complete cancellation of all of the issued and outstanding capital stock of the Subsidiary Corporations:


          (a) The merger is conditioned upon the directors of Great Dane Trailers and of each of the Subsidiary Corporations agreeing to adopt this Plan, in accordance with the applicable provisions of the laws of the State of Georgia and the laws of the State under which each of the Subsidiary Corporations is organized.

          (b) Upon adoption of this plan and the obtaining of directors' approval as provided in paragraph (a) above, Articles of Merger shall be filed and recorded in accordance with the laws of the State of Georgia and the laws of the State under which each of the Subsidiary Corporations is organized. The merger shall be effective on July 1, 1989, at 12:00 A.M., which date is hereinafter referred to as the "Effective Date."


          (c) On the Effective Date, the separate existence of each of the Subsidiary Corporations shall cease, and the Subsidiary Corporations shall be merged into Great Dane Trailers which, as the Survivor Corporation, shall possess all of the rights, privileges, powers and franchises, of a public as well as of a private nature, and be subject to all of the restrictions, disabilities and duties of each of the Subsidiary Corporations; and all and singular, the rights, privileges, powers and franchises of the Subsidiary Corporations, and all property, real, personal and mixed and all debts due to the Subsidiary Corporations on whatever account, and all other things in action belonging to such Subsidiary Corporations, shall be vested in the Survivor Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Survivor Corporation as same was of the Subsidiary Corporations, and the title to any real estate vested by deed or otherwise, under the pertinent state laws or any other jurisdiction, and any of the Subsidiary Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of any of the Subsidiary Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Subsidiary Corporations shall thenceforth attach to the Survivor Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of the Subsidiary Corporations and the corresponding officers of the Survivor Corporation, may, in the names of the Subsidiary Corporations execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other action as the Survivor Corporation may deem necessary or desirable in order to vest, perfect or confirm in the Survivor Corporation title to and possession of all of the Subsidiary Corporations' property, rights, privileges, powers, franchises, immunities and interests and otherwise to carry out the purposes of this Plan.




            2. The name of the Survivor Corporation from and after the Effective Date shall be GREAT DANE TRAILERS, INC.


            3. (a) The Articles of Incorporation of Great Dane Trailers as in effect on the date hereof shall from and after the Effective Date be and continue to be the Articles of

Incorporation of the Survivor Corporation until changed or amended as provided by law.


          (b) The Bylaws of Great Dane Trailers as in effect on the date hereof shall from and after the Effective Date be and continue to be the Bylaws of the Survivor Corporation until amended as provided therein.


            4. The number, names and addresses of the directors and officers of the Survivor Corporation, who shall hold office until their Successors are elected and shall qualify, according to the Bylaws of the Survivor Corporation, are:


      DIRECTORS:        David R. Markin
                        2016 N. Pitcher St.
                        Kalamazoo, MI 49007

                        Allan R. Tessler
                        2016 N. Pitcher St.
                        Kalamazoo, MI 49007

                        Martin L. Solomon
                        2016 N. Pitcher St.
                        Kalamazoo, MI 49007

                        Wilmer J. Thomas, Jr.
                        2016 N. Pitcher St.
                        Kalamazoo, MI 49007

      OFFICERS:         Harvey Granger, Jr., President
                        P. 0. Box 67
                        East Lathrop Avenue
                        Savannah, GA 31402

                        H.T. Skipper, Jr., Executive Vice
                        President
                        P. 0. Box 67
                        East Lathrop Avenue
                        Savannah, GA 31402

                        Allan R. Tessler, Vice President
                        P. 0. Box 67
                        East Lathrop Avenue
                        Savannah, GA 31402

                        Daniel J. O'Connor, Secretary
                        P. 0. Box 67
                        East Lathrop Avenue
                        Savannah, GA 31402

            5. The number of shares of authorized capital stock of the Survivor Corporation is 200 shares of common stock of no par value, of which 100 shares are issued and outstanding.


            6. The capital stock of each of the Subsidiary Corporations shall be completely canceled, and that of Great Dane Trailers shall be unaffected by the merger.


           7. The Subsidiary Corporations agree that the business enterprise and related activities of each of such corporations and of such corporations taken as a whole shall continue after the Effective Date of the merger. In this respect, the assets owned by the Subsidiary Corporations prior to the merger shall continue to be owned by the Survivor Corporation after the merger, and there shall be no sale or other disposition of such assets or termination of business activities in respect of such merger or thereafter, except in the ordinary course of business.


            8. (a) This Plan may be terminated and the proposed merger abandoned at any time before the Effective Date, whether before or after approval by the directors of Great Dane Trailers or of the Subsidiary Corporations, if the Board of Directors of Great Dane Trailers or of any of the Subsidiary Corporations duly adopts a resolution abandoning same.


          (b) For the convenience of the parties hereto and to facilitate the filing of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.


            IN WITNESS WHEREOF, GREAT DANE TRAILER SALES, INC.; GREAT DANE ATLANTA, INC.; GREAT DANE BIRMINGHAM, INC.; GREAT DANE CHARLOTTE, INC.; GREAT DANE COLUMBUS, INC.; GREAT DANE HOUSTON, INC.; GREAT DANE INDIANAPOLIS, INC.; GREAT DANE JACKSONVILLE, INC.; GREAT DANE KNOXVILLE, INC.; GREAT DANE LANCASTER, INC.; GREAT DANE MEMPHIS, INC.; GREAT DANE MIAMI, INC.; GREAT DANE NASHVILLE, INC.; GREAT DANE ORLANDO, INC.; GREAT DANE RICHMOND, INC.; GREAT DANE SPRINGDALE, INC.; GREAT DANE TAMPA, INC.; and GREAT DANE TRAILERS, INC., have caused this PLAN OF MERGER to be executed by their respective duly authorized officers and their respective corporate seals to be affixed hereto, on the date first above written.


                                    GREAT DANE TRAILER SALES, INC.
                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]

                                    Attest:   /s/ D.J. O'Connor
                                           -------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE ATLANTA, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President


[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE BIRMINGHAM, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE CHARLOTTE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE COLUMBUS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE HOUSTON, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE INDIANAPOLIS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       ---------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                            -----------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE JACKSONVILLE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       ----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE KNOXVILLE, INC.


                                    By:  /s/ Henry T.Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE LANCASTER, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE MEMPHIS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           -------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE MIAMI, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE NASHVILLE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE ORLANDO, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE RICHMOND, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           -------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE SPRINGDALE, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE TAMPA, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       ----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                                    GREAT DANE TRAILERS, INC.


                                    By:  /s/ Henry T. Skipper, Jr.
                                       -----------------------------
                                         Henry T. Skipper, Jr.,
                                         President
[CORPORATE SEAL]
                                    Attest:   /s/ D.J. O'Connor
                                           ------------------------
                                              Daniel J. O'Connor,
                                              Secretary

                     PETITION FOR AMENDMENT OF CHARTER

STATE OF GEORGIA        )
                        )     SS.:
CHATHAM COUNTY          )

                       TO THE SUPERIOR COURT OF SAID
                             STATE AND COUNTY

            The Petition of Great Dane Trailers, Inc. respectfully shows that:

            1. It was originally incorporated by an order of this Court on the 24th day of August, 1931 under the name and style of THE STEEL PRODUCTS COMPANY, INC.

            2. The Charter of the Corporation was revived and renewed on the 23rd day of December 1952 by order of this Court for a term of thirty-five (35) years from and after the 24th day of August, 1951.

            3. The name and style of the Corporation was changed by order of this Court on the 13th day of December 1957 from THE STEEL PRODUCTS COMPANY, INC. to GREAT DANE TRAILERS, INC.

            4. Petitioner now seeks to amend its Charter so as to change the authorized capital from $2,000,000 represented by the total par value of Class A Preferred Stock, $100 par value, Class B Preferred Stock, $100 par value and Common Stock, $1.00 par value to an authorized capital of $2,000,000 represented by 200 shares of Common Stock without par value.

            5. Pursuant to written waiver of notice of stockholders', a meeting was held on May 22, 1968 at which the sole stockholder was represented. Resolutions authorizing an amendment to the Company's Charter changing its capital structure was unanimously adopted. A certified copy of said resolutions are attached hereto and marked Exhibit A.

            WHEREFORE, petitioner prays that this application for amendment be allowed, filed and published as provided by law.

                                          GREAT DANE TRAILERS, INC.

                                          By   /s/
                                             ----------------------
                                             CHAIRMAN OF THE BOARD

                                EXHIBIT A

                  "RESOLVED, that the Charter of this Corporation
            be amended so as to change the authorized capital from $2,000,000 represented by the total par value of Class A Preferred Stock, $100 par value, Class B Preferred Stock, $100 par value and Common Stock, $1.00 par value, to an authorized capital of $2,000,000 represented by 200 shares of Common Stock without par value;

                  FURTHER RESOLVED, that upon the filing of the
            amendment to the Charter of this Corporation, set forth in the foregoing resolution, with the appropriate authorities of the State of Georgia, all of the outstanding shares of Class A Preferred Stock, $100 par value, Class B Preferred Stock, $100 par value, and Common Stock, $1.00 par value, be changed into 100 shares of Common Stock, without par value;

                  FURTHER RESOLVED, that the appropriate officers of this
            Corporation are hereby authorized and directed to take the necessary steps and to execute and file the necessary documents to accomplish the purposes of the foregoing resolutions."

            I, GILES MORROW, Secretary of GREAT DANE TRAILERS, INC., a Georgia corporation, do hereby certify that the foregoing is a true and correct copy of resolutions which were adopted by the holder of all of the outstanding stock of GREAT DANE TRAILERS, INC., at a special meeting of the stockholders of said corporation, held on May 22, 1968.

            This the 7th day of June, 1968.


                                                /s/ Giles Morrow
                                               -------------------
                                                     Secretary
(Corporate Seal)

                                  ORDER

            The foregoing petition of GREAT DANE TRAILERS, INC. has been read and considered and is hereby ordered filed.

            It appears to this Court that the application for amendment in connection with a change of the authorized capital stock of GREAT DANE TRAILERS, INC. is within the laws of Georgia, and it is ordered that the petition be published as required by law and the Charter of said Corporation is hereby amended to change its authorized capital stock as prayed.

            This 24th day of June, 1968.

                                        /s/ Dunbar Harrison
                                       ---------------------
                                       Judge, Superior Court
                                       Chatham County

                                           (Affidavit - Corporate Charter)

STATE OF GEORGIA
CHATHAM COUNTY

      Before me personally appeared /s/ Gail Sullivan who being first duly sworn, deposes and says:

      That deponent is an agent of Southeastern Newspapers Corporation, a Georgia corporation, doing business in Chatham County, Georgia, under the trade name of Savannah News-Press, publisher of Savannah Evening Press, a newspaper having general circulation and whose principal place of business is in said county and that she is duly authorized to make this affidavit:

      That there has been deposited with said newspaper the cost, to-wit
Sixty Dollars ($60.00) of publishing four insertions, once a week for four weeks of the application of the amendment of the charter of Great Dane Trailers with the order of the Judge thereon.


                                              /s/  Gail Sullivan
                                             ---------------------
                                                      (Deponent)
Sworn to and subscribed
before me this 25 day of
June, 1968

   /s/  Miriam Polter
- --------------------------
Notary Public, Chatham County, Ga.
(Notarial Seal)

                              CLERK'S OFFICE

                 SUPERIOR COURT OF CHATHAM COUNTY, GEORGIA

      I, BEN P. AXSON, Clerk of the Superior Court of said County, do hereby certify that the foregoing four (4) pages of typewritten matter constitute a true and correct copy of the original application for Amendment of Charter Great Dane Trailers, Inc., the original order of the Judge thereon, and the filing of the Clerk thereon, and receipt for the costs which have been paid to the Clerk, all as appears from the Records of this office.


      IN TESTIMONY WHEREOF, I have hereunto set my official signature and the seal of said Court this 26th day of June 1968.

                                           /s/  Ben P. Axson
                                     ---------------------------
                                         Clerk Superior Court,
                                         Chatham County, Georgia

IN THE SUPERIOR COURT OF CHATHAM COUNTY JUNE TERM, 1968


IN RE:

      GREAT DANE TRAILERS, INC.                 AMENDMENT OF CHARTER


                                                         Bill of Costs
Clerk's Fee for Recording proceedings                    500  Words

                                      ---------------------------------

at 15 CENTS per 100 words                                        $ .75
                         ----------------------------------------------

Clerk's Fee as prescribed by the Statute                          5.00
                                        ------------------------

                                                  Total          $5.75


Received Payment 26th day of June 1968


                                          /s/  Ben P. Axson
                                     -------------------------
                                        Clerk Superior Court,
                                        Chatham County, Georgia

GEORGIA                 )
                        )
CHATHAM COUNTY          )

                       TO THE SUPERIOR COURT OF SAID
                             STATE AND COUNTY

            The Petition of THE STEEL PRODUCTS COMPANY, INC. for an amendment to its Charter changing its name to GREAT DANE TRAILERS, INC., respectfully shows:


            1. At a special meeting of the stockholders of the Corporation held at noon on the 27th day of November, 1957 in the offices of E. Ormonde Hunter, Savannah Bank & Trust Building, Savannah, Georgia, pursuant to due notice of the time, place and purpose of the said meeting, a resolution was adopted as follows:

                  "RESOLVED, that the charter of the Corporation
            be amended to change the corporate name from

                     THE STEEL PRODUCTS COMPANY, INC.

                                  to

                        GREAT DANE TRAILERS, INC.

                  BE IT FURTHER RESOLVED, that the President and
            Secretary of the Corporation are authorized and directed to do all things necessary to accomplish the amendment to the charter changing the corporate name to Great Dane Trailers, Inc. so that same will become effective on the first day of January, 1958."

            A Certificate of the Secretary of the Corporation showing the proper adoption of the said resolution is hereto attached as Exhibit "A" and made a part of this Petition.

            2. Your Petitioner was incorporated by this Honorable Court with its principal place of business in Chatham County, Georgia, on the 24th day of August, 1931.

            3. The Charter of the Corporation having expired, same was revived and renewed on the 23rd day of December, 1952, by order of the Superior Court of Chatham County, Georgia, for the term of thirty-five (35) years from and after the 24th day of August, 1931.

            4. When the Corporation was incorporated, the amount of capital to be employed was fixed at Fifty Thousand Dollars ($50,000.00) divided into five hundred (500) shares of common stock with the par value of One Hundred Dollars ($100.00) per share, but Petitioner was given the right and power to increase the said capital from time to time to any sum not to exceed Five Hundred Thousand Dollars ($500,000.00); the said increase to be in common or preferred stock or both. Thereafter, on the 18th day of July, 1938, the capital of the Corporation was increased by the issuance of Fifty Thousand Dollars ($50,000.00) of preferred stock divided into five hundred (500) shares of the par value of One Hundred Dollars ($100.00) each. Thereafter, on the 15th day of December, 1952, by appropriate action of the Stockholders of the Corporation, the capital of the Corporation was increased to a total of Five Hundred Thousand Dollars ($500,000.00) by a common stock dividend of Four Hundred Thousand Dollars ($400,000.00) par value.

            5. The Corporation thereafter amended its Charter by order dated 20 September, 1955, securing authority to increase its capital over and above Five Hundred Thousand Dollars ($500,000.00) as aforesaid, up to any sum not in excess of Two Million Dollars ($2,000,000.00), the increase to be effected from time to time by action of its stockholders.

            6. There have been no amendments to the original Charter other than hereinbefore set forth.

            7. The name "Great Dane Trailers, Inc." is not the name of any other existing Corporation in the State of Georgia as shown by Certificate of the Secretary of State hereto attached and made a part of this petition as Exhibit "B".

            WHEREFORE, your petitioner prays that its Charter may be amended as petitioned, and that the same amendment may be placed on the record in the Book of Charters and the minutes of the Superior Court of Chatham County, Georgia.


            AND YOUR PETITIONER will ever pray.


                                    THE STEEL PRODUCTS COMPANY, INC.

                                    By:   /s/  CHRIS HAMMOND
                                       -----------------------------
                                                President
CONNERAT, DUNN, HUNTER
CUBBEDGE & HOULIHAN
/s/ E. Ormonde Hunter
Attorneys for Petitioner

                               EXHIBIT "A"

            I, LENA H. CASSEL, do hereby certify that I am Secretary of The Steel Products Company, Inc. and that the following resolution was unanimously adopted by all Stockholders of record at a special meeting of the stockholders of the Corporation held on the 27th day of November, 1957, pursuant to due notice of the time, place and purpose of the said meeting to all Stockholders of record:
                  "RESOLVED, that the charter of the Corporation be
            amended to change the corporate name from

                     THE STEEL PRODUCTS COMPANY, INC.

                                    to

                         GREAT DANE TRAILERS, INC.

                  BE IT FURTHER RESOLVED, that the President and
            Secretary of the Corporation are authorized and directed to do all things necessary to accomplish the amendment to the charter changing the corporate name to Great Dane Trailers, Inc. so that same will become effective on the first day of January, 1958."

            WITNESS my official hand and seal of the Corporation, this 11 day of December, 1957.


                                         /s/  L.H. Cassel
                                         ------------------
                                          Secretary

G E O R G I A     )
                  )
CHATHAM COUNTY    )

                       TO THE SUPERIOR COURT OF SAID
                             STATE AND COUNTY,

            The Petition of the STEEL PRODUCTS COMPANY, INC. for an amendment to its Charter respectfully shows:

            1. Your Petitioner was incorporated by this Honorable Court with its principal place of business in Chatham County, Georgia, on the 24th day of August, 1931.

            2. The Charter of the Corporation having expired, same was revived and renewed on the 23rd day of December, 1952, by order of the Superior Court of Chatham County, Georgia, for the term of thirty-five (35) years from and after the 24th day of August, 1951.

            3. When the Corporation was incorporated, the amount of capital to be employed was fixed at Fifty Thousand Dollars ($50,000.00) divided into five hundred (500) shares of common stock with the par value of One Hundred Dollars ($100.00) per share, but Petitioner was given the right and power to increase the said capital from time to time at any sum not to exceed Five Hundred Thousand Dollars ($500,000.00); the said increase to be in common or preferred stock or both. Thereafter, on the 18th day of July, 1938, the capital of the Corporation was increased by the issuance of Fifty Thousand Dollars ($50,000.00) of preferred stock divided into five hundred (500) shares of the par value of One Hundred Dollars ($100.00) each. Thereafter, on the 15th day of December, 1952, by appropriate action of the Stockholders of the Corporation, the capital of the Corporation was increased to a total of Five Hundred Thousand Dollars ($500,000.00) by a common stock dividend of Four Hundred Thousand Dollars ($400,000.00) par value.

            4. The Corporation now desires authority to increase its capital over and above Five Hundred Thousand Dollars ($500,000.00) as aforesaid up to any sum not in excess of Two Million Dollars ($2,000,000.00) pursuant to which all Stockholders of record, both preferred and common, unanimously adopted a resolution as follows:

            "RESOLVED that the Charter of the Corporation be amended so as to provide that:

                  "The Capital of the Company may be increased from
            time to time by a two-thirds majority vote of the stockholders entitled to vote to any sum not to exceed a total of Two Million Dollars ($2,000,000.00), and likewise the said stock may be decreased from time to time to any sum not less than Five Hundred Thousand Dollars ($500,000.00); the said increase to be issued in such stock, common or preferred, with such par value, dividend rate, priorities and privileges as the said common stockholders may provide with the approval of the preferred stockholders, if necessary, as provided by law. Any of the new stock, if issued, may be acquired and paid for by surrender of the present stock in the Company as the said stockholder; may by a two-thirds majority vote provide.

                  "BE IT FURTHER RESOLVED that the officers of the Company are directed to carry to a conclusion such proceedings as may be necessary to effect the proposed amendment."

            A certificate of the Secretary of the Corporation showing the proper adoption of the said resolution to amend the Charter is hereto attached as Exhibit "A" and made a part of this petition.

            5. There have been no amendments to the original Charter other than hereinbefore set forth.

            WHEREFORE, your Petitioner prays that its Charter may be amended, as petitioned, and that the same may be placed on record in the Book of Charters in the Superior Court of Chatham County, Georgia.

                  AND YOUR PETITIONER will ever pray.

                                    THE STEEL PRODUCTS COMPANY, INC.

                                    By    E. ORMONDE HUNTER
                                      --------------------------
                                          Its attorney-at-law

G E O R G I A     )
                  )
CHATHAM COUNTY    )

            I, LENA H. CASSEL, do hereby certify that I am Secretary of the Steel Products Company, Inc. and that the following resolution was unanimously adopted by all Stockholders of record at a special meeting of the Stockholders of the Corporation held on the 14th day of September, 1955, pursuant to due notice of the time, place and purpose of the said meeting to all Stockholders of record:

            "RESOLVED that the Charter of the Corporation be amended so as to provide that:

                  "The capital of the Company may be increased from time to time by a two-thirds majority vote of the Stockholders entitled to vote to any sum not to exceed a total of $2,000,000.00 and likewise the said stock may be decreased from time to time to any sum not less then $500,000.00; the said increase to be issued in such stock, common or preferred, with such par value, dividend rate, priorities and privileges as the said common stockholders may provide with the approval of the preferred stockholders, if necessary, as provided by law. Any of the new stock, if issued, may be acquired and paid for by surrender of the present stock in the Company as the said stockholders may by a two-thirds majority vote provide.


            "BE IT FURTHER RESOLVED that the officers of the Company are directed to carry to a conclusion such proceedings as may be necessary to effect the proposed amendment."

            WITNESS my official hand and seal of the Corporation, this 14 day of September, 1955.

                                       /s/ LENA H. CASSEL
                                       ---------------------
                                            Secretary.
(CORP SEAL)
                                EXHIBIT "A"

                 TO THE SUPERIOR COURT OF CHATHAM COUNTY,
                                 GEORGIA.


IN RE:


      Petition of STEEL PRODUCTS     )
      COMPANY, INC. for Amendment    )
      to its Charter.                )

                            O R D E R


            The foregoing Petition for the amendment to the Charter of the STEEL PRODUCTS COMPANY, INC. being presented and same appearing to be lawful and legitimately within the purview and intention of the laws of this State, it is hereby

            ORDERED, DECREED and ADJUDGED that the present Charter of the Steel Products Company, Inc. be and is hereby amended as follows:

                  "The Capital of the Company may be increased from time to time by a two-thirds majority vote of the Stockholders entitled to vote to any sum not to exceed a total of Two Million Dollars ($2,000,000.00), and likewise the said stock may be decreased from time to time to any sum not less than Five Hundred Thousand Dollars ($500,000.00); the said increase to be issued in such stock, common or preferred, with such par value, dividend rate, priorities and privileges as the said common stockholders may provide with the approval of the preferred stockholders, if necessary, as provided by law. Any of the new stock, if issued, may be acquired and paid for by surrender of the present stock on the Company as the said stockholders may by a two-thirds majority vote provide."


            IN OPEN COURT, this 20 day of September, 1955.

                                     /s/ EDWIN A. MCWHERTER
                              -----------------------------------
                              JUDGE, SUPERIOR COURT, CHATHAM CO.,
                                             GEORGIA.

IN THE SUPERIOR COURT OF CHATHAM COUNTY SEPTEMBER TERM, 1955.


IN RE:
STEEL PRODUCTS COMPANY, INC.                  AMENDMENT TO CHARTER

                                                     Bill of Costs

Clerk's Fee for Record proceedings              1100         Words
                                   -------------------------
at 15 CENTS per 100 words                                    $1.65
                         -----------------------------------
Clerk's Fee as prescribed by the Statute                     $5.00

                                        --------------------
                                            Total - - - - -  $6.65




Received Payment 20th day of September, 1955.

                                             /s/ William B. Scott
                                             ------------------------------
                                             Clerk Superior Court, Chatham
                                             County, Georgia

                        C L E R K ' S  O F F I C E

                 SUPERIOR COURT OF CHATHAM COUNTY, GEORGIA

            I, WILLIAM B. SCOTT, Clerk of the Superior Court of said County, do hereby certify that the foregoing Four (4) pages of typewritten matter constitute a true and correct copy of the original application for
AMENDMENT TO CHARTER     STEEL PRODUCTS COMPANY, INC.      the original
order of the Judge thereon, and the filing of the Clerk thereon, and receipt for the costs which have been paid to the Clerk, all as appears from the Records of this office.

            IN TESTIMONY WHEREOF, I have hereunto set my official signature and the seal of said Court this 20th day of September 1955.


                                             /S/ William B. Scott
                                             ------------------------------
                                             Clerk Superior Court, Chatham
                                             County, Georgia

G E O R G I A     )
                  )
CHATHAM COUNTY    )

                   TO THE SUPERIOR COURT OF SAID COUNTY

            The Petition of THE STEEL PRODUCTS COMPANY, INC. for reviver of its Charter respectfully shows:

                                   ONE

            Your Petitioner was incorporated by this Honorable Court with its principal place of business in Chatham County, Georgia, on the 24th day of August 1931; a certified copy of the Charter, as same appears upon the record of this Court, Judgment Number, J - 28075, being made a part of this petition as Exhibit "A". There have been no amendments thereto.


                                   TWO

            The Charter of the Corporation expired by its terms on the 24th day of August, 1951, but the Corporation has continued in business in ignorance of such expiration, continuously conducting its affairs under its Charter and By-Laws as a Corporation.

                                  THREE

            The Corporation now desires to revive its charter for thirty-five
(35) years from the date of expiration with all the rights, powers and privileges which are accorded by the present laws of Corporation; all in accordance with resolution to that effect, adopted unanimously by all stockholders of record in meeting duly called for that purpose, a certified copy of which is made a part of this petition as Exhibit "B".

                                  FOUR

            Petitioner has secured and does herewith tender to the Court a certificate of the Secretary of State that the name, THE STEEL PRODUCTS COMPANY, INC., is not the name of any other existing Corporation of the State of Georgia.


            WHEREFORE YOUR PETITIONER prays that:


            (a) The Charter of the Steel Products Company, Inc. may be revived from the 24th day of August, 1951; the said Corporation to be incorporated for thirty-five (35) years from that date.

            (b) All acts, since the expiration of said Charter, done in the name of and for and on behalf of said Corporation, be ratified and confirmed as the acts of the Corporation.

            (c) The Corporation, as revived, may have all the powers, privileges and rights granted by the present laws of Corporation.

                                    /s/ Geo. A. Mercer, Jr.
                                    ------------------------
                                            PRESIDENT

                                   /S/ Connerat, Dunn, Hunter,
                                        CUBBEDGE & HOULIHAN
                                   ----------------------------
                                        ATTORNEY FOR PETITIONER

G E O R G I A     )
                  )
CHATHAM COUNTY    )

                  TO THE SUPERIOR COURT OF CHATHAM COUNTY

            The petition of JOSEPH PEARCE WHELESS, GEORGE A. MERCER, JR., and FRANCIS S. MACKALL, all of Chatham County, Georgia respectfully shows the Court as follows:-

            1ST:-     That they desire for themselves, their associates and
successors, a charter and to be incorporated under the name of

                    THE STEEL PRODUCTS COMPANY, INC.

            2ND:-     That they desire to be incorporated for a period of
twenty years with the right to renew said charter at the expiration of that time.

            3RD:-     The object of the Corporation is pecuniary gain to
itself and to its shareholders.

            4TH:-     Petitioners desire the right to carry on the business
which the Corporation intends to do; the same being as follows:-

            (A) To design, purchase, manufacture, sell, install, repair and deal in all kinds of products made out of iron, steel, aluminum, and any other materials ferrous and/or non-ferrous.

            (B) To buy, own, possess, sell and deal in all kinds of materials, ferrous or non-ferrous, whether in the raw, partly manufactured, or completely manufactured state.

            (C) To design, purchase, manufacture, sell, install and repair all kinds of ventilating systems and equipment, including fans, air-conditioning systems and apparatus, pneumatic apparatus for gathering, conveying and disposing or raw material, waste, manufactured or partly manufactured products.

            (D) To design, purchase, manufacture, sell, install, and repair heating and tempering apparatus and sheet metal work.

            (E) To design, purchase, manufacture, sell, repair and demonstrate motor trucks; truck, automobile and tractor trailers; both semi and full trailers; truck bodies and trailer bodies of all kinds; and also all kinds of material and equipment used in connection with such trucks, truck bodies and trailers.

            (F) To carry on an engineering and manufacturing business and to let, rent, repair and deal in machinery and implements of all kinds.

            5TH:-     The principal place of business shall be in Chatham
County, Georgia, but petitioners desire that the Corporation shall have the right to establish branches, agencies, and factories and to carry on the said business in other places within the State of Georgia and other States of the United States and foreign countries whenever its Board of Directors may determine to do so, subject to the approval of the majority vote of the entire voting stock of the Corporation.

            6TH:-     The amount of capital to be employed which will be
actually paid in before the completion of the organization, and over 10% of which has been paid in, is the sum of Fifty Thousand ($50,000.00) Dollars, divided into Five Hundred (500) Shares of common stock of the par value of One Hundred, ($100.00) Dollars each, but petitioners desire the right and power to increase said capital from time to time to any sum not in excess of Five Hundred Thousand ($500,000.00) Dollars, when expressly authorized by three-fourths vote of the entire voting stock of the corporation and similarly to decrease such increased capital to any sum not less than Fifty Thousand ($50,000.00) Dollars; in the event that there be any increased capital such may be either common or preferred or both.

            7TH:-     Petitioners desire the right to make all kinds of
contracts, purchase, hold, and sell any property of any kind and execute appropriate conveyances, which may be necessary in legitimately carrying into effect the purpose of the corporation and for securing debts due to it, and to exercise all corporate powers necessary to the purposes of its organization.

            8TH:-     Petitioners desire that the corporation have the power
to either lease or mortgage or to lease and mortgage its property, real and personal, and its franchises, and to execute conveyances appropriate to such purposes provided that no lease of both property and franchises shall be effective unless expressly authorized or ratified by three-fourths vote of the entire voting stock of the corporation.

            9TH:-     The holder of each share of common stock shall be
entitled to one vote and if and whom such preferred stock shall be issued it shall have such priorities and be issued on such terms and conditions as may be fixed or determined by three-fourths vote of the entire voting stock of the corporation.

            10TH:-    Petitioners desire that the capital stock of said
corporation may be paid for in cash and/or property at a fair valuation.

            11TH:-    Petitioners desire the right to have and use a common
seal, to plead, and to impleaded, to make such by-laws as may be necessary and to exercise all corporate powers necessary for the purpose of its organization, and to have all powers and privileges and immunities incident to like private corporations permissible under the laws and statutes of Georgia for such cases made and provided.

            WHEREFORE petitioners pray that this Honorable Court may pass an order declaring that this petition for a charter and incorporation be granted and that the petitioners, their associates and successors be incorporated under the said corporate name with the said capital for the purposes and objects and with the powers and privileges and immunities aforesaid.

                                       /s/ F. S. Mackall
                                    -------------------------
                                    ATTORNEY FOR PETITIONER.


             IN THE SUPERIOR COURT OF CHATHAM COUNTY, GEORGIA.

IN RE:                                           )
             THE STEEL PRODUCTS COMPANY, INC.    )

                  ORDER OF INCORPORATION.

                  The petition of JOSEPH PEARCE WAILS, GEORGE A. MERCER, JR., and FRANCIS S. MACKALL to be incorporated under the name of THE STEEL PRODUCTS COMPANY, INC. for a period of twenty years, having been duly read and considered, and it appearing to the Court that the said petition has been published in the Savannah Evening Press once a week for four weeks, and the Laws otherwise complied with;

                  IT IS HEREBY ORDERED AND ADJUDGED the the petitioners prayers and all the privileges prayed for be granted and said Corporation have all the rights, privileges and immunities lawfully enjoyed by any like corporation in this state.

                  IN Open Court This 24th day of August 1931.

                                       /S/ Peter W. Meldrim
                                    -----------------------
                                    JUDGE SUPERIOR COURT OF
                                    CHATHAM COUNTY, GEORGIA

STATE OF GEORGIA       )
CHATHAM COUNTY         )            CLERK'S OFFICE, SUPERIOR COUNTY



            I, JOHN R. FAWCETT, Deputy Clerk of the Superior Court of Chatham County, Georgia, do hereby certify: the annexed and foregoing two (2) sheets to be a true and correct Photo-copy of the petition and Order of Incorporation of the "STEEL PRODUCTS COMPANY, INC." granted on the 24TH day of August, 1931, as the same appears of record and on file in this office, under Judgement number J-28075.


IN WITNESS WHEREOF, I have hereunto set my official signature and affixed the Seal of Superior Court, at the City of Savannah, County and State aforesaid upon the 16TH day of DECEMBER in the year of our Lord One Thousand Nine Hundred and Fifty-two (1952).

  /s/ John R. Fawcett
- ----------------------------
Deputy Clerk Superior Court,
Chatham County, Georgia
SEAL




                                EXHIBIT "A"

G E O R G I A     )
                  )
CHATHAM COUNTY    )



            I, L. H. CASSEL, do hereby certify that I am Secretary of Steel Products Company, Inc. and that a resolution was unanimously adopted by all Stockholders of Record at the regular annual Stockholders' Meeting of the Corporation, held on the 15th day of December, 1952, pursuant to call and notice which included the reviving of said Charter.


            "RESOLVED that the Charter of the Corporation be revived as provided by the laws of the State of Georgia, same having expired on the 24th day of August, 1951, but the Corporation having continued in business in ignorance of such expiration, although the Company has continued to function as a Corporation in all matters since that date; the president of the Corporation being authorized and directed to do any and all things proper and necessary to accomplish the reviver of the said Charter with all powers now incident to Corporations of this State."


            GIVEN under my official hand and the Seal of the Corporation, this 19TH day of December, 1952.

                                      /S/ L. H. Cassel
                                      ----------------
                                          SECRETARY
(SEAL
  OF
 CORP)




                               EXHIBIT "B"

                 IN THE SUPERIOR COURT OF CHATHAM COUNTY,


                                 GEORGIA.

IN RE:


               PETITION FOR REVIEW OF CHARTER OF THE STEEL
                          PRODUCTS COMPANY, INC.

                            O R D E R

            The Petition of THE STEEL PRODUCTS COMPANY, INC. is granted for the reviver of its Charter, it appearing that the application is legitimately within the purview and intention of the laws of Georgia and that this is not the name of any other existing Corporation, and the reviver of the said Charter is effective from and after the 24th day of August, 1951, for a term of thirty-five
(35) years from said date, with all the rights, powers and privileges granted in said Charter and all rights, powers and privileges given to Corporations of this State by its present laws; hereby ratifying and confirming, as the act and deed of the said Corporation, all matters which have been done since the date of the expiration for and in the name of the Corporation.

            Let this Petition and Order be filed and advertised as required by law.


            IN OPEN COURT, this 23 day of December, 1952.

                              (SEND)          D. A. ANKINSON
                                     ----------------------------------------
                                     JUDGE, SUPERIOR COURT, CHATHAM
                                             COUNTY, GEORGIA.

IN THE SUPERIOR COURT OF CHATHAM COUNTY   DECEMBER   TERM, 1952.


IN RE:

     REVIVAL OF CHARTER          "THE STEEL PRODUCTS COMPANY,INC."


                                                     Bill of Costs
Clerk's Fee for Record proceedings              1000         Words
                                   -------------------------
at 15 CENTS per 100 words                                    $1.50
                          ----------------------------------
Clerk's Fee as prescribed by the Statute                     $5.00
                                        --------------------
                                            Total - - - - -  $6.50



Received Payment 23rd day of December, 1952.

                                             /s/ William B. Scott
                                       -----------------------------
                                       Clerk Superior Court, Chatham
                                          County, Georgia

                        C L E R K ' S  O F F I C E

                 SUPERIOR COURT OF CHATHAM COUNTY, GEORGIA

            I, WILLIAM B. SCOTT, Clerk of the Superior Court of said County, do hereby certify that the foregoing Seven (7) pages of typewritten matter constitute a true and correct copy of the original application for
Revival OF Charter        "THE STEEL PRODUCTS COMPANY, INC."      the
original order of the Judge thereon, and the filing of the Clerk thereon, and receipt for the costs which have been paid to the Clerk, all as appears from the Records of this office.

            IN TESTIMONY WHEREOF, I have hereunto set my official signature and the seal of said Court this 23rd day of December 1952.


                                       /s/ William B. Scott
                                       --------------------------
                                       Clerk Superior Court, Chatham
                                       County, Georgia

                 TO THE SUPERIOR COURT OF CHATHAM COUNTY,
                                 GEORGIA.

IN RE:


            Petition of THE
            STEEL PRODUCTS COMPANY,
            INC. for the Amendment to
            its Charter.

                            O R D E R

            The foregoing Petition for the amendment of the Charter of THE STEEL PRODUCTS COMPANY, INC. to change its name to GREAT DANE TRAILERS, INC. being presented and same appearing to be lawful and legitimately within the purview and intention of the laws of this State, it is hereby

            ORDERED, DECREED and ADJUDGED that the present Charter of The Steel Products Company, Inc. be and is hereby amended, and the name of the Company changed to GREAT DANE TRAILERS, INC.

            IN OPEN COURT, this 13 day of December, 1957.

                                    /s/ EDWIN A. MCWHORTER
                                    ------------------------------
                                    JUDGE, SUPERIOR COURT, CHATHAM
                                    COUNTY, GEORGIA.

IN THE SUPERIOR COURT OF CHATHAM COUNTY   DECEMBER   TERM, 1957.


IN RE:

 THE STEEL PRODUCTS COMPANY, INC.        CHANGE OF NAME TO GREAT
                                         DANE TRAILERS, INC.


                                                     Bill of Costs
Clerk's Fee for Record proceedings              1000         Words
                                  --------------------------
at 15 CENTS per 100 words                                    $1.50
                        ------------------------------------
Clerk's Fee as prescribed by the Statute                     $6.00
                                        --------------------
                                            Total - - - - -  $6.50



Received Payment 13th day of December, 1957.

                                            /s/ William P. Scott
                                            -----------------------------
                                            Clerk Superior Court, Chatham
                                            County, Georgia

STATE OF GEORGIA     )
COUNTY OF CHATHAM    )

            Personally appeared before the undersigned officer, duly authorized to administer oaths, Jewel Lucas, who, on oath deposes and says that she is the duly authorized agent of the MORNING NEWS, INC., a corporation created and existing under the Laws of the State of Georgia, and that said corporation publishes the Savannah Evening Press, a newspaper having general circulation and whose principal place of business is in Chatham County, Georgia, and that here has been deposited with said newspaper the costs, to-wit
$54.00 of publishing four insertions, once a week for four weeks, of the application of Amend Charter of The Steel Products Company, Inc.
with the order of the Judge thereon.

Sworn to and subscribed before
me this 12th day of December 1957.         /s/ Jewel Lucas

/s/ Ester Zittrauer
- --------------------
Notary Public, Chatham County, Georgia

                        C L E R K ' S  O F F I C E

                 SUPERIOR COURT OF CHATHAM COUNTY, GEORGIA

            I, WILLIAM B. SCOTT, Clerk of the Superior Court of said County, do hereby certify that the foregoing four (4) pages of typewritten matter constitute a true and correct copy of the original application for CHANGE OF NAME FROM THE STEEL PRODUCTS COMPANY, INC. TO GREAT DANE TRAILERS, INC. the original order of the Judge thereon, and the filing of the Clerk thereon, and receipt for the costs which have been paid to the Clerk, all as appears from the Records of this office.

            IN TESTIMONY WHEREOF, I have hereunto set my official signature and the seal of said Court this 13th day of December 1957.


                                      /s/ William B. Scott
                                      --------------------
                                      Clerk Superior Court, Chatham